SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                        March 24, 2003 (March 22, 2003)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

        Massachusetts                 0-21021                    04-3308902
 (State or Other Jurisdiction       (Commission               (IRS Employer
 of Incorporation)                   File Number)            Identification No.)

 222 Merrimack Street                                             01852
 Lowell, Massachusetts                                         (Zip Code)
 (address of principal office)


                                 (978) 459-9000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


     (a) Not applicable

     (b) Not applicable

     (c) The following exhibit is included with this report:

         Exhibit 99 Letter to stockholders dated March 22, 2003

Item 9.  Regulation FD Disclosure

         The registrant has provided guidance as to its expected earnings for the quarter ending on March 31, 2003 and the year ending on December 31, 2003. This guidance was contained in a letter to the registrant's stockholders, which was first mailed on or about March 22, 2003. A copy of this letter is included as Exhibit 99 to this report.


                     [Remainder of Page Intentionally Blank]

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERPRISE BANCORP, INC.



Date:  March 24, 2003                       By:/s/John P. Clancy, Jr.
                                            ------------------------------------
                                                  John P. Clancy, Jr.
                                                  President and Treasurer
                                                  (Principal Financial Officer)